EXHIBIT 21

Subsidiary	Jurisdiction of Incorporation
United States:

Addison Concessions, Inc.	Delaware
AER/WW Partnership	Colorado
ARAMARK—Gourmet Atlanta, L.L.C.	Georgia
ARAMARK American Food Services, Inc.	Ohio
ARAMARK Aviation Services Limited Partnership	Delaware
ARAMARK Business Dining Services of Texas, Inc.	Texas
ARAMARK Campus, Inc.	Delaware
ARAMARK Cleanroom Services, Inc.	Delaware
ARAMARK Clinical Technology Services, Inc.	Delaware
ARAMARK Concessions Services Joint Venture	Texas
ARAMARK Confection Services, Inc.	Delaware
ARAMARK Consumer Discount Company	Pennsylvania
ARAMARK Correctional Services, Inc.	Delaware
ARAMARK CTS, LLC	Delaware
ARAMARK Educational Group, Inc.	Delaware
ARAMARK Educational Resources, Inc.	Delaware
ARAMARK Educational Services of Texas, Inc.	Texas
ARAMARK Educational Services of Vermont, Inc.	Vermont
ARAMARK Educational Services, Inc.	Delaware
ARAMARK Engineering Associates, LLC	Delaware
ARAMARK Entertainment, Inc.	Delaware
ARAMARK Event Security Services, Inc.	New York
ARAMARK EVS, LLC	Delaware
ARAMARK Executive Management Services USA, Inc.	Delaware
ARAMARK Facilities Management, Inc.	Delaware
ARAMARK Facility Management Corporation of Iowa	Iowa
ARAMARK Facility Services, Inc.	Maryland
ARAMARK FHC, LLC	Delaware
ARAMARK Food and Support Services Group, Inc.	Delaware
ARAMARK Food Service Corporation	Delaware
ARAMARK Food Service Corporation of Kansas	Kansas
ARAMARK Food Service Corporation of Texas	Texas
ARAMARK Food Service Corporation of Wisconsin	Wisconsin
ARAMARK Healthcare Support Services of Texas, Inc.	Texas
ARAMARK Healthcare Support Services of the Virgin Islands, Inc.	Delaware
ARAMARK Healthcare Support Services, Inc.	Delaware
ARAMARK Industrial Services, Inc.	Delaware
ARAMARK Japan, Inc.	Delaware
ARAMARK Kitty Hawk, Inc.	Idaho
ARAMARK Lakewood Associates	Georgia
ARAMARK Management Services Limited Partnership	Delaware
ARAMARK Marketing Services Group, Inc.	Delaware
ARAMARK Merger Company	Delaware
ARAMARK Organizational Services, Inc.	Delaware
ARAMARK Pittsburgh Limited	Delaware
ARAMARK Pittsburgh Stadium Concessions, Inc.	Pennsylvania
ARAMARK Processing LLC	Delaware
ARAMARK RAV, Inc.	Delaware

ARAMARK RBI, Inc.	Delaware
ARAMARK Receivables LLC	Delaware
ARAMARK Refreshment Services, Inc.	Delaware
ARAMARK Resource Services, Inc.	Delaware
ARAMARK Schools, Inc.	Delaward
ARAMARK SCM, Inc.	Delaware
ARAMARK Senior Notes Company	Delaware
ARAMARK Services Management of AK, Inc.	Alaska
ARAMARK Services Management of AL, Inc.	Alabama
ARAMARK Services Management of AR, Inc.	Arkansas
ARAMARK Services Management of AZ, Inc.	Arizona
ARAMARK Services Management of CO, Inc.	Colorado
ARAMARK Services Management of CT, Inc.	Connecticut
ARAMARK Services Management of DC, Inc.	District of Columbia
ARAMARK Services Management of DE, Inc.	Delaware
ARAMARK Services Management of FL, Inc.	Florida
ARAMARK Services Management of HI, Inc.	Hawaii
ARAMARK Services Management of IA, Inc.	Iowa
ARAMARK Services Management of ID, Inc.	Idaho
ARAMARK Services Management of IL, Inc.	Illinois
ARAMARK Services Management of IN, Inc.	Indiana
ARAMARK Services Management of KS, Inc.	Kansas
ARAMARK Services Management of KY, Inc.	Kentucky
ARAMARK Services Management of MA, Inc.	Massachusetts
ARAMARK Services Management of MD, Inc.	Maryland
ARAMARK Services Management of ME, Inc.	Maine
ARAMARK Services Management of MI, Inc.	Michigan
ARAMARK Services Management of MN, Inc.	Minnesota
ARAMARK Services Management of MO, Inc.	Missouri
ARAMARK Services Management of MS, Inc.	Mississippi
ARAMARK Services Management of MT, Inc.	Montana
ARAMARK Services Management of NC, Inc.	North Carolina
ARAMARK Services Management of ND, Inc.	North Dakota
ARAMARK Services Management of NE, Inc.	Nebraska
ARAMARK Services Management of NH, Inc.	New Hampshire
ARAMARK Services Management of NJ, Inc.	New Jersey
ARAMARK Services Management of NM, Inc.	New Mexico
ARAMARK Services Management of NV, Inc.	Nevada
ARAMARK Services Management of OH, Inc.	Ohio
ARAMARK Services Management of OK, Inc.	Oklahoma
ARAMARK Services Management of OR, Inc.	Oregon
ARAMARK Services Management of PA, Inc.	Pennsylvania
ARAMARK Services Management of RI, Inc.	Rhode Island
ARAMARK Services Management of SC, Inc.	South Carolina
ARAMARK Services Management of SD, Inc.	South Dakota
ARAMARK Services Management of TN, Inc.	Tennessee
ARAMARK Services Management of TX, Inc.	Texas
ARAMARK Services Management of UT, Inc.	Utah
ARAMARK Services Management of VA, Inc.	Virginia
ARAMARK Services Management of VT, Inc.	Vermont
ARAMARK Services Management of WA, Inc.	Washington
ARAMARK Services Management of WI, Inc.	Wisconsin
ARAMARK Services Management of WV, Inc.	West Virginia
ARAMARK Services Management of WY, Inc.	Wyoming
ARAMARK Services of Kansas, Inc.	Kansas
ARAMARK Services of Puerto Rico, Inc.	Delaware
ARAMARK Services, Inc.	Delaware

ARAMARK SM Management Services, Inc.	Delaware
ARAMARK SMMS LLC	Delaware
ARAMARK SMMS Real Estate LLC	Delaware
ARAMARK Sports and Entertainment Services, Inc.	Delaware
ARAMARK Sports and Entertainment Group, Inc.	Delaware
ARAMARK Sports and Entertainment Services/Martin’s Stadium, Inc.	Maryland
ARAMARK Sports and Entertainment Services/Quality Concessions Joint Venture	Texas
ARAMARK Sports, Inc.	Delaware
ARAMARK Sports and Entertainment Services of Texas, Inc.	Texas
ARAMARK Summer Games 1996, Inc.	Delaware
ARAMARK U.S. Offshore Services, Inc.	Delaware
ARAMARK Uniform & Career Apparel, Inc.	Delaware
ARAMARK Uniform & Career Apparel Group, Inc.	Delaware
ARAMARK Uniform Manufacturing Company	Delaware
ARAMARK Venue Services, Inc.	Delaware
ARAMARK-SFS Healthcare J.V., L.L.C.	Delaware
ARAMARK/Boston Concessions JV	Massachusetts
ARAMARK/G-S Joint Venture	Washington
ARAMARK/Giacometti Joint Venture	Oregon
ARAMARK/Gourmet WSSU, LLC	North Carolina
ARAMARK/Gourmet, L.L.C.	Georgia
ARAMARK/GSM Joint Venture	Pennsylvania
ARAMARK/HMS Company	Delaware
ARAMARK/Jackmont, L.L.C.	Georgia
ARAMARK/Martin’s Class Act Joint Venture	Maryland
ARAMARK/Martin’s Stadium Concession Services J.V.	Maryland
ARAMARK/SFS Joint Venture	Delaware
Aurora Educational Resources Company	Colorado
Centrum Auditorium Food & Beverage Partnership	Massachusetts
CMI Group, Inc.	Wisconsin
CWLC Brokerage, Inc.	Colorado
D.G. Maren II, Inc.	Delaware
Davre’s Inc.	Delaware
Delsac VI, Inc.	Delaware
Delsac VII, Inc.	Delaware
Delsac VIII, Inc.	Delaware
Fashion-Tex Services, Inc.	California
Harrison Conference Associates, Inc.	Delaware
Harrison Conference Center of Glen Cove, Inc.	New York
Harrison Conference Center of Lake Bluff, Inc.	Illinois
Harrison Conference Services of Massachusetts, Inc.	Massachusetts
Harrison Conference Severces of North Carolina, Inc.	North Carolina
Harrison Conference Services of Princeton, Inc.	New Jersey
Harrison Conference Services of Wellesley, Inc.	Massachusetts
Harrison Conference Services, Inc.	New York
Harry M. Stevens, Inc.	New York
Harry M. Stevens, Inc. of New Jersey	New Jersey
Harry M. Stevens, Inc. of Penn.	Pennsylvania
Kowalski-Dickow Associates, Inc.	Wisconsin
Lake Tahoe Cruises, Inc.	California
Landy Textile Rental Services, Inc.	Pennsylvania
Linen Supply Service, Inc.	Illinois
M.S. Dixie, Inc.	Nevada
Main, Inc.	Florida

MyAssistant, Inc.	Pennsylvania
Ogden-JLLC	Michigan
Paradise Hornblower, LLC	California
Quantum Resource Corporation	Delaware
Restaura, Inc.	Michigan
San Antonio Spurs Ltd.
Shoreline Operating Company, Inc.	California
SMG *	Pennsylvania
Smithsub, Inc.	Virginia
Tahoe Rocket LP	California
The ARAMARK Foundation	Pennsylvania
Travel Systems, Ltd.	Nevada
Veterans Stadium Associates Limited Partnership	Pennsylvania

INTERNATIONAL:

AIM Services Co. Ltd.	Japan
Administracion De Servicios Hosteleros S.A.	Spain
ARAKOR Co. Ltd.	Korea
ARAMARK (BVI) Limited	British Virgin Islands
ARAMARK Brasil Ltda.	Brazil
ARAMARK (Asia) Pte Limited	Singapore
ARAMARK Canada Facility Services Ltd.	Canada
ARAMARK Canada Recycling Services Ltd.	Canada
ARAMARK Canada, Ltd.	Canada
ARAMARK Canadian Investments, Inc.	Canada
ARAMARK Catering Limited *	United Kingdom
ARAMARK Cleaning S.A.	Belgium
ARAMARK Entertainment Services (Canada), Inc.	Canada
ARAMARK Equatorial Guinea, Inc.	Equatorial Guinea
ARAMARK GmbH	Germany
ARAMARK Holdings GmbH & Co. KG	Germany
ARAMARK Holdings Ltd.	United Kingdom
ARAMARK Investments BV	Amsterdam
ARAMARK Investments Limited	United Kingdom
ARAMARK Ireland Holdings Limited	Ireland
ARAMARK Kazakhstan LLC	United Kingdom
ARAMARK Limited	United Kingdom
ARAMARK Mexico, S.A. de C.V.	Mexico
ARAMARK Monclava Manufacturing de Mexico, S.A. de C.V.	Mexico
ARAMARK Quebec, Inc.	Canada
ARAMARK Restaurations GmbH	Germany
ARAMARK S.A.	Belgium
ARAMARK S.A. de C.V.	Mexico
ARAMARK S.R.O.	Czech Republic
ARAMARK Services of Canada, Inc.	Canada
ARAMARK Servicios de Catering, S.L.	Spain
ARAMARK Servicios Industriales de Mexico S.L.	Mexico
ARAMARK Servicios Integrales, S.A.	Spain
ARAMARK Skolni Jidelni, S.R.O.	Czech Republic
ARAMARK Slovak Republic S.R.O.	Slovak Republic
ARAMARK Szolgaltato Es Kereskedelmi KFT	Hungary
ARAMARK Uniform Manufacturing de Mexico, S.A. de C.V	Mexico
ARAMARK Uniform Services Japan Corporation	Japan
ARAMARK Worldwide Investments Limited	United Kingdom

ARAMARK/SSL Spotless Services Pty Limited	Australia
ARAMONT Company Ltd.	Bermuda
Central de Restaurantes SA	Chile
Complete Purchasing Services, Inc.	Canada
Distributor JV Limited	British Virgin Islands
Food JV Limited	British Virgin Islands
Inversiones ARAMARK Chile	Chile
DynaMed UK Limited	United Kingdom
Ogden Entertainment Services (Canada), Inc.	Canada
Services D’Entretrien ARAMARK Quebec, Inc.	Canada
VB Offshore Accomodation Management Ltd.	Canada

*	Not all subsidiaries of joint ventures are listed